Exhibit 10.1

INDEMNIFICATION AGREEMENT

This Agreement is made this [__] day of [_____], 2026, between Applied Optoelectronics, Inc., a Delaware corporation (the "Company"), and [_______] ("Agent").

RECITALS

1. The Agent is serving as a director, officer, employee or other agent of the Company or, at the request of the Company, another corporation or enterprise, and the Company desires the Agent to continue to serve in this capacity.

2. The Company and the Agent recognize that qualified persons are often reluctant to serve corporations as directors, officers, employees or agents of such corporations or, at the request of such corporations, other corporations or enterprises, unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to, and activities on behalf of, the corporation.

3. The Company's board of directors has determined that the inability to attract and retain qualified persons would be detrimental to the best interests of the Company's shareholders and that the Company should act to assure these persons that there will be increased certainty of adequate protection in the future.

4. The Company has adopted bylaws (the "Bylaws") providing for indemnification of the directors, officers, employees and other agents of the Company, including persons serving at the request of the Company in these capacities with other corporations or enterprises, in accord with the Delaware General Corporation Law, and any successor statute or code (the "DGCL").

5. The bylaws, and the DGCL, by their non-exclusive nature, permit contracts between the Company and its directors, officers, employees and other agents with respect to indemnification.

6. To induce the Agent to continue to serve as a director, officer, employee or other agent of the Company or, at the request of the Company, other corporations or enterprises, the Company has determined it to be in its best interest to enter into this Agreement to indemnify the Agent to the fullest extent permitted by law.

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NOW, THEREFORE, for and in consideration of the mutual covenants and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, the Company and the Agent agree as follows:

ARTICLE 1
AGREEMENT TO SERVE

Agent will serve at the will of the Company as a director, officer, employee or other agent of the Company or, at the request of the Company, other corporations or enterprises, faithfully and to the best of her or his ability so long as she or he is duly elected and qualified unless she or he is removed or terminated in accordance with applicable law or until such time as she or he tenders her or his resignation in writing.

ARTICLE 2
INDEMNIFICATION

2.1 Indemnity of Agent. In consideration of the Agent’s service to the Company, the Company hereby agrees to hold harmless and indemnify Agent to the full extent authorized or permitted by the provisions of the Bylaws and applicable law, in each case as such may be amended from time to time (but only to the extent that such amendment permits the Company to provide broader indemnification rights than the Bylaws or applicable law permitted before adoption of such amendment). In furtherance of the foregoing indemnification, and without limiting the generality thereof:

(a) Proceedings Other Than Proceedings by or in the Right of the Company. Agent shall be entitled to the rights of indemnification provided in this Paragraph 2.1(a) if, by reason of Agent’s Corporate Status (as hereinafter defined), Agent is, or is threatened to be made, a party to or participant in any Proceeding (as hereinafter defined) other than a Proceeding by or in the right of the Company. Pursuant to this Paragraph 2.1(a), Agent shall be indemnified against all Expenses (as hereinafter defined), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by Agent, or on Agent’s behalf, in connection with such Proceeding or any claim, issue or matter therein, if Agent acted in good faith and in a manner Agent reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe Agent’s conduct was unlawful.

(b) Proceedings by or in the Right of the Company. Agent shall be entitled to the rights of indemnification provided in this Paragraph 2.1(b) if, by reason of Agent’s Corporate Status, Agent is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of the Company. Pursuant to this Paragraph 2.1(b), Agent shall be indemnified against all Expenses actually and reasonably incurred by Agent, or on Agent’s behalf, in connection with such Proceeding if Agent acted in good faith and in a manner Agent reasonably believed to be in or not opposed to the best interests of the Company; provided, however, if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Agent shall have been adjudged to be liable to the Company unless and to the extent that the Court of Chancery of the State of Delaware shall determine that such indemnification may be made.

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(c) Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Agent is, by reason of Agent’s Corporate Status, a party to (or participant in) and is successful, on the merits or otherwise, in any Proceeding, Agent shall be indemnified to the maximum extent permitted by law, as such may be amended from time to time, against all Expenses actually and reasonably incurred by Agent, or on Agent’s behalf, in connection therewith. If Agent is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Agent against all Expenses actually and reasonably incurred by Agent, or on Agent’s behalf, in connection with each successfully resolved claim, issue or matter. For purposes of this Paragraph and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

(d) Indemnification of Agent by Subsidiary. Notwithstanding and in addition to any other provision of this Agreement, in the event that Agent serves, now or in the future, as a director or officer or in a similar position with any of the Company’s subsidiaries, in consideration for such service, Agent shall be indemnified and be entitled to rights of advancement and contribution from any such subsidiary to the maximum extent permitted by this Agreement and by applicable law. Such indemnification, advancement and contribution shall be made pursuant to comparable procedures as those set forth in this Agreement. The Company agrees to take any and all actions necessary to cause each such subsidiary to effectuate such indemnification, advancement, and contribution. In the event that any such subsidiary against which Agent is entitled to such indemnification, advancement and contribution fails to provide such indemnification, advancement or contribution to the maximum extent permitted by this Agreement and by applicable law, the Company agrees to provide to Agent any and all indemnification, advancement and contribution to the maximum extent permitted by this Agreement and by applicable law on behalf of such subsidiary. The rights of indemnification, advancement and contribution provided to Agent by any subsidiary of the Company are not exclusive of any other rights which Agent may have from such subsidiary under statute, bylaw, agreement, vote of the board of directors of such subsidiary or otherwise.

2.2 Additional Indemnity. Subject only to the exclusions set forth in Paragraph 2.3, the Company hereby further agrees to hold harmless and indemnify Agent against:

(a) any and all expenses (including attorneys' fees), fees, damages, judgments, fines and amounts paid in settlement actually and reasonably incurred by Agent in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or on behalf of the Company) to which Agent is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise; and

(b) otherwise to the fullest extent as may be provided to Agent by the Company under the non-exclusivity provisions of the DGCL and the Bylaws.

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2.3 Limitations on Additional Indemnity. No indemnity pursuant to Paragraph 2.2 may be paid by the Company:

(a) if indemnity is not lawful (and, in this respect, both the Company and Agent have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication);

(b) if judgment is rendered against Agent for an accounting of profits made from the purchase and sale (or sale and purchase) by Agent of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or similar provisions of any federal, state, or local law;

(c) for (i) any reimbursement of the Company by Agent of any bonus or other incentive-based or equity-based compensation or of any profits realized by Agent from the sale of securities of the Company, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by Agent of securities in violation of Section 306 of the Sarbanes-Oxley Act), or (ii) any reimbursement of the Company by Agent of any compensation pursuant to any compensation recoupment or clawback policy adopted by the Board of Directors or the compensation committee of the Board of Directors, including but not limited to any such policy adopted to comply with stock exchange listing requirements implementing Section 10D of the Exchange Act;

(d) if Agent's conduct is finally adjudged to have been in bad faith, knowingly fraudulent or deliberately dishonest, or to constitute willful or intentional misconduct (but only to the extent of such specific determination);

(e) if Agent's conduct is established by a final judgment as constituting a breach of Agent's duty of loyalty to the Company or resulting in any personal profit or advantage to which Agent was not legally entitled;

(f) for which payment is actually made to Agent under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

(g) in connection with any proceeding (or part thereof) initiated by Agent, or any proceeding by Agent against the Company or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, or (ii) the proceeding was authorized by the Board of Directors of the Company;

(h) with respect to remuneration paid to Agent if it is determined by final judgment or other final adjudication that such remuneration was in violation of law; or

(i) on account of conduct that is established by a final judgment as constituting a breach of Agent’s duties to the Company under the Certificate of Incorporation, the Bylaws, or DGCL or resulting in any personal profit or advantage to which Agent is not legally entitled. For purposes of this Paragraph 2.3, a final judgment or other adjudication may be reached in either the underlying proceeding or action in connection with which indemnification is sought or a separate proceeding or action to establish rights and liabilities under this Agreement.

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2.4 Contribution.

(a) Whether or not the indemnification provided in Paragraphs 2.1 and 2.2 hereof is available, in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Agent (or would be if joined in such action, suit or proceeding), the Company shall pay, in the first instance, the entire amount of any judgment or settlement of such action, suit or proceeding without requiring Agent to contribute to such payment and the Company hereby waives and relinquishes any right of contribution it may have against Agent. The Company shall not enter into any settlement of any action, suit or proceeding in which the Company is jointly liable with Agent (or would be if joined in such action, suit or proceeding) unless such settlement provides for a full and final release of all claims asserted against Agent.

(b) Without diminishing or impairing the obligations of the Company set forth in the preceding subparagraph, if, for any reason, Agent shall elect or be required to pay all or any portion of any judgment or settlement in any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Agent (or would be if joined in such action, suit or proceeding), the Company shall contribute to the amount of Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Agent in proportion to the relative benefits received by the Company and all officers, directors or employees of the Company, other than Agent, who are jointly liable with Agent (or would be if joined in such action, suit or proceeding), on the one hand, and Agent, on the other hand, from the transaction or events from which such action, suit or proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors or employees of the Company other than Agent who are jointly liable with Agent (or would be if joined in such action, suit or proceeding), on the one hand, and Agent, on the other hand, in connection with the transaction or events that resulted in such expenses, judgments, fines or settlement amounts, as well as any other equitable considerations which applicable law may require to be considered. The relative fault of the Company and all officers, directors or employees of the Company, other than Agent, who are jointly liable with Agent (or would be if joined in such action, suit or proceeding), on the one hand, and Agent, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive. The Company agrees that it would not be just and equitable if contribution pursuant to this Paragraph 2.4 were determined by pro rata allocation or any other method of allocation that does not take account of the foregoing equitable considerations.

(c) The Company hereby agrees to fully indemnify and hold Agent harmless from any claims of contribution which may be brought by officers, directors, or employees of the Company, other than Agent, who may be jointly liable with Agent.

(d) To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Agent for any reason whatsoever, the Company, in lieu of indemnifying Agent, shall contribute to the amount incurred by Agent, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Agent as a result of the event(s) and/or transaction(s) giving cause to such Proceeding and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Agent in connection with such event(s) and/or transaction(s).

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2.5 Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Agent is, by reason of Agent’s Corporate Status, a witness, or is made (or asked) to respond to discovery requests, in any Proceeding to which Agent is not a party, Agent shall be indemnified against all Expenses actually and reasonably incurred by Agent, or on Agent’s behalf, in connection therewith.

2.6 Continuation of Obligations.

(a) All agreements and obligations of the Company contained herein shall continue during the period Agent is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Agent was serving in any capacity referred to herein.

(b) If Agent is deceased and is entitled to indemnification under any provision of this Agreement, the Company shall indemnify Agent's estate and her or his spouse, heirs, administrators and executors against, and the Company shall, and does hereby agree to, assume any and all expenses (including attorneys' fees), penalties and fines actually and reasonably incurred by or for Agent or her or his estate, in connection with the investigation, defense, settlement or appeal of any such action, suit or proceeding. Further, when requested in writing by the spouse of Agent, and/or the heirs, executors or administrators of Agent's estate, the Company shall provide appropriate evidence of the Company's agreement set out herein, to indemnify Agent against and to itself assume such costs, liabilities and expenses.

2.7 Notification and Defense of Claim. Agent agrees promptly to notify the Company in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Company shall not relieve the Company of any obligation which it may have to Agent under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices the Company.

With respect to any such action, suit or proceeding as to which Agent notifies the Company of the commencement thereof:

(a) The Company may participate therein at its own expense;

(b) Except as otherwise provided below, to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, may assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from the Company to Agent of the Company's election to assume the defense as provided above, the Company will not be liable to Agent under this Agreement for any legal or other expenses subsequently incurred by Agent in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. Agent may employ counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent has been authorized by the Company, (ii) Agent shall have reasonably concluded that there may be a conflict of interest between the Company and Agent in conducting the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company may not assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Agent shall have made the conclusion provided for in (ii) above; and

(c) The Company shall not be required to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company may not settle any action or claim in any manner that would impose any penalty or limitation on Agent without her or his written consent. Neither the Company nor Agent will unreasonably withhold its consent to any proposed settlement.

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2.8 Advancement and Repayment of Expenses. The Company shall advance all Expenses incurred by or on behalf of Agent. Such advancement shall be made in connection with any Proceeding by reason of Agent’s Corporate Status within ten (10) days after the receipt by the Company of a statement or statements from Agent requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Agent. Agent shall qualify for advances upon the execution and delivery to the Company of this Agreement, which shall constitute an undertaking providing that Agent undertakes to repay the amounts advanced (without interest) by the Company pursuant to this Paragraph 2.8, if and only to the extent that it is ultimately determined that Agent is not entitled to be indemnified by the Company. No other form of undertaking shall be required other than the execution of this Agreement. Any advances and undertakings to repay pursuant to this Paragraph 2.8 shall be unsecured and interest free. This Paragraph 2.8 shall not apply to any claim made by Agent for which indemnity is excluded pursuant to Paragraph 2.3.

2.9 Procedures and Presumptions for Determination of Entitlement to Indemnification. The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Company hereby to induce Agent to serve as a director, officer, employee or other agent of the Company or, at the request of the Company, other corporations or enterprises, and acknowledges that she or he is relying upon this Agreement in serving in such capacity. It is the intent of this Agreement to secure for Agent rights of indemnity that are as favorable as may be permitted under the DGCL and public policy of the State of Delaware. Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether Agent is entitled to indemnification under this Agreement:

(a) To obtain indemnification under this Agreement, Agent shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Agent and is reasonably necessary to determine whether and to what extent Agent is entitled to indemnification. Notwithstanding the foregoing, in no case shall Agent be required to convey any information that would cause Agent to waive any privilege accorded by applicable law. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Agent has requested indemnification. Notwithstanding the foregoing, any failure of Agent to provide such a request to the Company, or to provide such a request in a timely fashion, shall not relieve the Company of any liability that it may have to Agent unless, and to the extent that, such failure actually and materially prejudices the interests of the Company. The Company will be entitled to participate in the Proceeding at its own Expense.

(b) Upon written request by Agent for indemnification pursuant to Paragraph 2.9(a), a determination with respect to Agent’s entitlement thereto shall be made in the specific case by one of the following four methods, which shall be at the election of the Board of Directors: (i) by a majority vote of the Disinterested Directors (as defined below), even though less than a quorum, (ii) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum, (iii) if there are no Disinterested Directors or if the Disinterested Directors so direct, by Independent Counsel (as defined below) in a written opinion to the Board of Directors, a copy of which shall be delivered to Agent, or (iv) if so directed by the Board of Directors, by the stockholders of the Company. For purposes hereof, “Disinterested Directors” means those members of the Board of Directors who are not parties to the action, suit or proceeding in respect of which indemnification is sought by Agent.

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(c) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Paragraph 2.9(b) hereof, the Independent Counsel shall be selected by the Board of Directors. Agent may, within ten (10) days after such written notice of selection shall have been given, deliver to the Company a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within twenty (20) days after submission by Agent of a written request for indemnification pursuant to Paragraph 2.9(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Agent may petition the Court of Chancery of the State of Delaware for resolution of any objection which shall have been made by Agent to the Company’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Paragraph 2.9(b) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Paragraph 2.9(b) hereof, and the Company shall pay all reasonable fees and expenses incurred by the Company and Agent incident to the procedures of this Paragraph 2.9(c), regardless of the manner in which such Independent Counsel was selected or appointed.

(d) Neither the failure of the Company (including by its directors or independent legal counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Agent has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or independent legal counsel) that Agent has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Agent has not met the applicable standard of conduct.

(e) Agent shall be deemed to have acted in good faith if Agent’s action is based on the records or books of account of the Enterprise (as hereinafter defined), including financial statements, or on information supplied to Agent by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. The provisions of this Paragraph 2.9(e) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Agent may be deemed to have met the applicable standard of conduct set forth in this Agreement. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Agent for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Paragraph 2.9(e) are satisfied, it shall in any event be presumed that Agent has at all times acted in good faith and in a manner Agent reasonably believed to be in or not opposed to the best interests of the Company. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

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(f) Agent shall cooperate with the person, persons or entity making such determination with respect to Agent’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Agent and reasonably necessary to such determination. Any Independent Counsel, member of the Board of Directors or stockholder of the Company shall act reasonably and in good faith in making a determination regarding Agent’s entitlement to indemnification under this Agreement. Any costs or expenses (including attorneys’ fees and disbursements) incurred by Agent in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Agent’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Agent harmless therefrom.

(g) In the event that any action, suit or proceeding to which Agent is a party is resolved in any manner other than by adverse judgment against Agent (including, without limitation, settlement of such action, suit or proceeding with or without payment of money or other consideration) it shall be presumed that Agent has been successful on the merits or otherwise in such action, suit or proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(h) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Agent to indemnification or create a presumption that Agent did not act in good faith and in a manner which Agent reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Agent had reasonable cause to believe that Agent’s conduct was unlawful.

2.10 Remedies and Enforcement.

(a) In the event that (i) a determination is made pursuant to Paragraph 2.9 of this Agreement that Agent is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Paragraph 2.8 of this Agreement, (iii) no determination of entitlement to indemnification is made pursuant to Paragraph 2.9(b) of this Agreement within ninety (90) days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Paragraphs 2.1(c), 2.5 or the last sentence of Paragraph 2.9(g) of this Agreement within ten (10) days after receipt by the Company of a written request therefor, or (v) payment of indemnification is not made pursuant to Paragraphs 2.1(a) and 2.1(b) of this Agreement within ten (10) days after a determination has been made that Agent is entitled to indemnification or such determination is deemed to have been made pursuant to Paragraph 2.9 of this Agreement, Agent shall be entitled to an adjudication in the Court of Chancery of the State of Delaware of Agent’s entitlement to such indemnification. Agent shall commence such proceeding seeking an adjudication within one hundred eighty (180) days following the date on which Agent first has the right to commence such proceeding pursuant to this Paragraph 2.10(a). The Company shall not oppose Agent’s right to seek any such adjudication.

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(b) In the event that a determination shall have been made pursuant to Paragraph 2.9(b) of this Agreement that Agent is not entitled to indemnification, any judicial proceeding commenced pursuant to this Paragraph 2.10 shall be conducted in all respects as a de novo trial on the merits, and Agent shall not be prejudiced by reason of the adverse determination under Paragraph 2.9(b).

(c) If a determination shall have been made pursuant to Paragraph 2.9(b) of this Agreement that Agent is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Paragraph 2.10, absent (i) a misstatement by Agent of a material fact, or an omission of a material fact necessary to make Agent’s misstatement not materially misleading in connection with the application for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d) In the event that Agent, pursuant to this Paragraph 2.10, seeks a judicial adjudication of Agent’s rights under, or to recover damages for breach of, this Agreement, or to recover under any directors’ and officers’ liability insurance policies maintained by the Company, the Company shall pay on Agent’s behalf, in advance, any and all expenses (of the types described in the definition of Expenses in this Agreement) actually and reasonably incurred by Agent in such judicial adjudication, regardless of whether Agent ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery.

(e) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Paragraph 2.10 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement. It is the intent of the Company that, to the fullest extent permitted by law, Agent not be required to incur legal fees or other Expenses associated with the interpretation, enforcement or defense of Agent’s rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to Agent hereunder. The Company shall indemnify Agent against any and all Expenses and, if requested by Agent, shall (within ten (10) days after receipt by the Company of a written request therefor) advance, to the extent not prohibited by law, such expenses to Agent, which are incurred by Agent in connection with any action brought by Agent for indemnification or advance of Expenses from the Company under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company, if, in the case of indemnification, Agent is wholly successful on the underlying claims; if Agent is not wholly successful on the underlying claims, then such indemnification shall be only to the extent Agent is successful on such underlying claims or otherwise as permitted by law, whichever is greater.

(f) Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification under this Agreement shall be required to be made prior to the final disposition of the Proceeding.

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2.11 Non-Exclusivity; Survival of Rights; Insurance; Subrogation.

(a) The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which Agent may at any time be entitled under applicable law, the Certificate of Incorporation, the Bylaws, any agreement, a vote of stockholders, a resolution of directors of the Company, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Agent under this Agreement in respect of any action taken or omitted by such Agent in Agent’s Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Certificate of Incorporation, Bylaws and this Agreement, it is the intent of the parties hereto that Agent shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents or fiduciaries of the Company or of any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise that such person serves at the request of the Company, Agent may be covered by such policy or policies in accordance with its or their terms to the extent of the coverage available for any director, officer, employee, agent or fiduciary under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has directors’ and officers’ liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company may thereafter take such action as it deems appropriate to cause such insurers to pay, on behalf of Agent, amounts payable as a result of such proceeding in accordance with the terms of such policies.

(c) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Agent has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

(d) The Company’s obligation to indemnify or advance Expenses hereunder to Agent who is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Agent has actually received as indemnification or advancement of expenses from such other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise.

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2.12 Definitions. For purposes of this Agreement:

(a) “Corporate Status” describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving at the request of the Company.

(b) “Enterprise” shall mean the Company and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise that Agent is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

(c) “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and any federal, state, local or foreign taxes imposed on Agent as a result of the actual or deemed receipt of any payments under this Agreement, ERISA excise taxes and penalties, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding, or responding to, or objecting to, a request to provide discovery in any Proceeding. Expenses also shall include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including, without limitation, the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, (ii) Expenses incurred in connection with recovery under any directors’ and officers’ liability insurance policies maintained by the Company, regardless of whether Agent is ultimately determined to be entitled to such indemnification, advancement or Expenses or insurance recovery, as the case may be, and (iii) for purposes of Paragraph 2.10(e) only, Expenses incurred by Agent in connection with the interpretation, enforcement or defense of Agent’s rights under this Agreement, the Certificate of Incorporation, the Bylaws or under any directors’ and officers’ liability insurance policies maintained by the Company, by litigation or otherwise. Expenses, however, shall not include amounts paid in settlement by Agent or the amount of judgments or fines against Agent.

(d) “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither at present is, nor in the past five (5) years has been, retained to represent (i) the Company or Agent in any matter material to either such party (other than with respect to matters concerning Agent under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Agent in an action to determine Agent’s rights under this Agreement. The Company agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(e) “Proceeding” includes any threatened, pending or completed action, suit, claim, counterclaim, cross claim, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, including any appeal therefrom, in which Agent was, is or will be involved as a party or otherwise, by reason of Agent’s Corporate Status, by reason of any action taken by Agent, or of any inaction on Agent’s part, while acting in Agent’s Corporate Status; in each case whether or not Agent is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification, reimbursement or advancement of expenses can be provided under this Agreement; including one pending on or before the date of this Agreement, but excluding one initiated by Agent pursuant to Paragraph 2.10 of this Agreement to enforce Agent’s rights under this Agreement.

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ARTICLE 3
MISCELLANEOUS PROVISIONS

3.1 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. Without limiting the generality of the foregoing, this Agreement is intended to confer upon Agent indemnification rights to the fullest extent permitted by applicable laws. In the event any provision hereof conflicts with any applicable law, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.

3.2 Binding Effect; Successors and Assigns. This Agreement shall be binding upon Agent and upon the Company, its successors and assigns, and shall inure to the benefit of Agent, Agent’s heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

3.3 Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

3.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and replaces and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

3.5 Acknowledgment. The Company expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it hereby in order to induce Agent to serve as a director, officer, employee or other agent of the Company, and the Company acknowledges that Agent is relying upon this Agreement in serving in such capacity.

3.6 Governing Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties arising out of or relating to this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. The Company and Agent hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Court of Chancery of the State of Delaware (the “Delaware Court”), unless the Delaware Court lacks jurisdiction, in which case any such action or proceeding shall be brought exclusively in any other court of the State of Delaware or any federal court sitting in the State of Delaware (an “Alternative Court”), (ii) agree not to bring any such action or proceeding in any other state or federal court in the United States of America or any court in any other country, (iii) consent to submit to the exclusive jurisdiction of the Delaware Court (or Alternative Court if applicable) for purposes of any action or proceeding arising out of or in connection with this Agreement, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court (or Alternative Court if applicable), and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court (or Alternative Court if applicable) has been brought in an improper or inconvenient forum.

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3.7 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3.8 Headings. The headings of paragraphs in this Agreement are for convenience only and shall not be deemed to constitute part of this Agreement or affect the construction thereof.

3.9 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

(a) if to Agent, at the address indicated on the signature page hereof; and

(b) if to the Company, to:

Applied Optoelectronics, Inc.
13139 Jess Pirtle Blvd.
Sugar Land, Texas 77478
Attn: Legal
Facsimile:

Email:

or to such other address as may have been furnished to Agent by the Company as provided in this paragraph.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

APPLIED OPTOELECTRONICS, INC.

By: ______________________________
Name:

Title:

AGENT:

By: ______________________________
Name:

Title:

Address:

_________________________________

_________________________________

_________________________________

E-mail Address:_____________________

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